UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 23, 2023, Brown-Forman Corporation (the “Company”) completed the sale of $650,000,000 aggregate principal amount of 4.750% Notes due 2033 (the “Notes”). The Company used the net proceeds from this offering to repay $600,000,000 of outstanding indebtedness under the Company’s 364-day term loan agreement (the “Term Loan Agreement”), dated January 3, 2023, between the Company and the lenders party thereto, U.S. Bank National Association, as administrative agent, Bank of America, N.A., Citibank, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, The Bank of Nova Scotia, as documentation agent, and U.S. Bank National Association, BofA Securities, Inc., Citibank N.A. and JPMorgan Chase Bank, N.A., as joint lead arrangers and joint bookrunners. The remainder of the net proceeds will be used for general corporate purposes.

The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated March 21, 2023, among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”). The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Notes were issued pursuant to an indenture (the “base indenture”), dated as of April 2, 2007, as supplemented by a first supplemental indenture, dated as of December 13, 2010, and a second supplemental indenture, dated as of June 24, 2015 (collectively, with the base indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”). Pursuant to the Indenture, the Company executed an Officers’ Certificate, dated March 23, 2023 (the “Officers’ Certificate”), setting forth the terms of the Notes. Interest on the Notes will accrue at the rate of 4.750% per year. Interest on the Notes will be payable semi-annually in arrears on April 15 and October 15 of each year, beginning October 15, 2023. The Notes will mature on April 15, 2033.

The Company may redeem the Notes, in whole or in part, at any time prior to their maturity at the redemption prices set forth in the Notes.

The Indenture provides for customary events of default and further provides that the Trustee or the holders of 51% or more in aggregate principal amount of the outstanding Notes of a series may declare such Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The Notes were offered and sold by the Company pursuant to its automatic shelf registration statement, as defined in Rule 405 of the Securities Act of 1933, as amended, on Form S-3 (File No. 333-270365), filed with the Securities and Exchange Commission on March 8, 2023.

The above description of the Underwriting Agreement, the Indenture, and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture, the Officers’ Certificate pursuant to the Indenture setting forth the terms of the Notes, and the form of 4.750% Note due 2033 representing the Notes, which are filed as exhibits to this report and are incorporated herein by reference or are otherwise incorporated into this report by reference.

The Underwriters and their affiliates have provided and, in the future, may continue to provide investment banking, commercial banking, and other financial services, including the provision of credit facilities, to the Company in the ordinary course of business for which they have received and will receive customary compensation. The trustee under the Indenture is an affiliate of U.S. Bancorp Investments, Inc., one of the Underwriters. Respective affiliates of BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Scotia Capital (USA) Inc. are lenders under the Term Loan Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K regarding the Notes is hereby incorporated by reference into this Item 2.03, to the extent that it relates to the creation of a direct financial obligation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Notes, dated March 21, 2023, by and among Brown-Forman Corporation and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.4	Officers’ Certificate, dated March 23, 2023, pursuant to the indenture, dated April 2, 2007, as supplemented by the first supplemental indenture, dated as of December 13, 2010, and the second supplemental indenture, dated as of June 24, 2015, between Brown-Forman Corporation and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, setting forth the terms of the Notes.

4.5	Form of 4.750% Note due 2033.

5.1	Opinion of McGuireWoods LLP.

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Previously Filed Exhibit Index

4.1	Indenture, dated as of April 2, 2007, between Brown-Forman Corporation and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 of Brown-Forman Corporation’s Current Report on Form 8-K filed on April 3, 2007 (File No. 002-26821)).

4.2	First Supplemental Indenture, dated as of December 13, 2010, between Brown-Forman Corporation and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 of Brown-Forman Corporation’s Registration Statement on Form S-3 filed on December 13, 2010 (File No. 333-171126)).

4.3	Second Supplemental Indenture, dated as of June 24, 2015, between Brown-Forman Corporation and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.3 of Brown-Forman Corporation’s Registration Statement on Form S-3 filed on June 24, 2015 (File No. 333-205183)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION

By:	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Vice President, Associate General Counsel – Regional and Corporate Secretary

Dated: March 23, 2023